                                                                  CONFORMED COPY


                      NOVATION AND AMENDMENT CERTIFICATE



                   PowerGen US Holdings Limited/PowerGen plc
                              U.S.$4,000,000,000
                      Term and Revolving Credit Facility
                           dated 27th February, 2000



                                 ALLEN & OVERY
                                    london

                      NOVATION AND AMENDMENT CERTIFICATE

THIS CERTIFICATE is dated 14th April, 2000

To:  HSBC Investment Bank plc as Agent and Swingline Agent

From:

(1) POWERGEN US HOLDINGS LIMITED (Registered number 3757718) and POWERGEN plc (Registered Number 3586615)(the "Original Borrowers" and "Original Guarantors"); and

(2)  The banks and financial institutions
     listed in the Schedule



                   PowerGen US Holdings Limited/PowerGen plc
              US$4,000,000,000 Term and Revolving Credit Facility
             Dated 27th February, 2000 (the "Facility Agreement")

We refer to Clause 25.3 (Procedure for novations) of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Novation Certificate.

A.   NOVATION

1. We, the financial institutions listed as Existing Banks in Parts I and II of the Schedule (the "Existing Banks") and each financial institution listed as New Banks in Parts I and II of the Schedule (each a "New Bank") agree to the Existing Banks and each New Bank novating certain of the Existing Banks' rights and obligations under the Facility Agreement in accordance with Clause 25.3 (Procedure for novations) so that (for the purposes of Clause 25.3(c)) with effect on and from the date specified in paragraph 2 below, the Tranche A Commitment, Tranche B Commitment and Tranche C Commitment of each Existing Bank and each New Bank will be as set out in Part I of the Schedule and the Swingline Commitment of each Existing Bank and each New Bank listed in Part II of the Schedule will be as set out in such Part II.

2. The specified date for the purposes of Clause 25.3(c)(Procedure for novations) is 14th April, 2000.

3. The Facility Office and address for notices of each New Bank for the purposes of Clause 31.2 (Addresses for notices) are as separately notified by each New Bank to the Agent prior to the date of this Novation Certificate.

B.   AMENDMENTS TO THE FACILITY AGREEMENT

     In accordance with Clause 24.1 (Procedure) of the Facility Agreement, the Agent, the Original Borrowers and the Existing Banks agree to amend the Facility Agreement as follows:

(a) In the definition of "Maturity Date" insert a space between the words "date" and "falling".

(b) In Clause 7.5 (Mandatory reduction from Asset Disposals and Capital Market Issues) in sub-clause (f) the words "(Voluntary Prepayment)" in the first line shall be deleted and replaced by the words "(Voluntary Cancellation)" and the words "(Voluntary Cancellation)" in the second line shall be deleted and replaced by the words "(Voluntary Prepayment)".

(c) In Clause 8.1 (Selection of Interest Periods for Tranche C Advances and Term-Out Advances) the words "the second Anniversary" shall be deleted and replaced by the words "the date falling 30 months after the Signing Date".

(d) In Clause 16.8 (Disposals) in sub-clause (g) the words "PowerGen UK" shall be inserted before the word "Group" in the third line of the proviso.

(e)  In Clause 16.18 (Financial Covenants):

     (i) in the definition of "Interest Payable" insert a space between the words "consolidated" and "Borrowings"; and

     (ii) in sub-clause (d)(i) the words "to EBITDA for each such period" in the third line shall be deleted.

(f) In Clause 18.15 (Resignation of Agents) in sub-clause (c) the word "successor" in the first line shall be deleted and replaced with the word "retiring".

(g) In Clause 25.3 (Procedure for novations) in sub-clause (a)(i) the words "Schedule 6" shall be deleted and replaced with the words "Schedule 5".

(h) In Clause 25.4 (Additional Borrowers) in sub-clause (a) the words "Part III" shall be deleted and replaced by the words "Part II".

(i) In Clause 25.5 (Additional Guarantors) in sub-clause (a)(iii) the words "Part IV" shall be deleted and replaced by the words "Part III".

(j) In Schedule 2 (Conditions Precedent Documents), Part I, in paragraph 4(b) insert a space between the word "Agent" and "in".

(k) In Schedule 2 (Conditions Precedent Documents), Part II, in paragraph 8 the words "Part I" shall be deleted and replaced by the words "Part II".

(l) In Schedule 2 (Conditions Precedent Documents), Part III in paragraph 11 the words "Part II" shall be deleted and replaced with the words "Part III".

(m) In Schedule 3 (Mandatory Costs) in sub-clause 7 the word "Lender" shall be deleted and replaced by the word "Bank".

(n) In Schedule 5 (Forms of Accession Documents), Part IV the word "Lenders" in line (5) shall be deleted and replaced with the word "Banks".

     (o) In Schedule 5 (Forms of Accession Documents), Part IV, sub-clause 3 the words "Clause 16" shall be deleted and replaced with the words "Clause 14".

C.   MISCELLANEOUS

1. This Novation Certificate may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Novation Certificate.

2. The amendments to the Facility referred to in paragraphs (a) to (o) above are made on the date of this Certificate.

3.   This Novation Certificate is governed by English law.

                                 THE SCHEDULE
                                    Part I


                 Banks                                                         Commitments

                                                              Tranche A         Tranche B       Tranche C
                                                             Commitments       Commitments     Commitments

                                                                U.S.$              U.S.$          U.S.$
Existing Banks

Deutsche Bank AG London                                      52,500,000        35,000,000      52,500,000

Dresdner Bank AG London Branch                               52,500,000        35,000,000      52,500,000

HSBC Bank plc                                                52,500,000        35,000,000      52,500,000

Morgan Guaranty Trust Company of New York                    52,500,000        35,000,000      52,500,000

UBS AG                                                       52,500,000        35,000,000      52,500,000


New Banks

ABN AMRO Bank, N.V.                                          51,562,500        34,375,000      51,562,500

Australia and New Zealand Banking Group Limited              51,562,500        34,375,000      51,562,500

Bank of America, N.A.                                        51,562,500        34,375,000      51,562,500

Bank of Montreal                                             51,562,500        34,375,000      51,562,500

Barclays Bank PLC                                            51,562,500        34,375,000      51,562,500

Bayerische Landesbank Girozentrale, London Branch            51,562,500        34,375,000      51,562,500

Citibank, N.A.                                               51,562,500        34,375,000      51,562,500

Commerzbank Aktiengesellschaft, London Branch                51,562,500        34,375,000      51,562,500

Cooperative Centrale Raiffeisen-Boerenleenbank B.A.          51,562,500        34,375,000      51,562,500
(trading as Rabobank International, London Branch)

Credit Lyonnais                                              51,562,500        34,375,000      51,562,500

Den Danske Bank Aktieselskab                                 51,562,500        34,375,000      51,562,500

Fleet National Bank                                          51,562,500        34,375,000      51,562,500

Goldman Sachs Credit Partners, L.P.                          51,562,500        34,375,000      51,562,500

ING Bank N.V., London Branch                                 51,562,500        34,375,000      51,562,500

KBC Bank N.V., London Branch                                 51,562,500        34,375,000      51,562,500

National Westminster Bank Plc                                51,562,500        34,375,000      51,562,500

Paribas                                                      51,562,500        34,375,000      51,562,500

The Bank of New York                                         51,562,500        34,375,000      51,562,500

The Bank of Tokyo-Mitsubishi, Ltd                            51,562,500        34,375,000      51,562,500

The Chase Manhattan Bank                                     51,562,500        34,375,000      51,562,500

The Royal Bank of Scotland plc                               51,562,500        34,375,000      51,562,500

The Sumitomo Bank, Limited, London Branch                    51,562,500        34,375,000      51,562,500

The Toronto-Dominion Bank                                    51,562,500        34,375,000      51,562,500

Westdeutsche Landesbank Girozentrale, London Branch          51,562,500        34,375,000      51,562,500

Total                 U.S.$1,500,000,000  U.S.$1,000,000,000  U.S.$1,500,000,000

                                 THE SCHEDULE

                                    Part II



          Banks                                           Commitments

                                                      Swingline Commitment

                                                               U.S.$
Existing Banks

Deutsche Bank AG London                                         0

Dresdner Bank AG London Branch                            14,498,381.88

HSBC Bank plc                                             14,498,381.88

Morgan Guaranty Trust Company of New York                 14,498,381.88

UBS AG                                                    14,498,381.88

New Banks

Deutsche Bank AG New York                                 14,498,381.88

ABN AMRO Bank, N.V.                                       14,239,482.20

Australia and New Zealand Banking Group Limited           14,239,482.20

Bank of America, N.A.                                     14,239,482.20

Bank of Montreal                                          14,239,482.20

Barclays Bank PLC                                         14,239,482.20

Bayerische Landesbank Girozentrale, New York Branch       14,239,482.20

CitiBank, N.A.                                            14,239,482.20

Commerzbank Aktiengesellschaft, New York Branch           14,239,482.20

Cooperative Centrale Raiffeisen-Boerenleenbank B.A.       14,239,482.20
(trading as Rabobank International, London Branch)

Credit Lyonnais                                           14,239,482.20

Den Danske Bank Aktieselskab                              14,239,482.20

Fleet National Bank                                       14,239,482.20

Goldman Sachs Credit Partners, L.P.                       14,239,482.20

KBC Bank N.V., New York Branch                            14,239,482.20

National Westminster Bank Plc                             14,239,482.20

Paribas                                                   14,239,482.20

The Bank of New York                                      14,239,482.20

The Bank of Tokyo-Mitsubishi, Ltd                         14,239,482.20

The Chase Manhattan Bank                                  14,239,482.20

The Royal Bank of Scotland plc                            14,239,482.20

The Sumitomo Bank, Limited, New York Branch               14,239,482.20

Toronto Dominion (Texas) Inc.                             14,239,482.20

Westdeutsche Landesbank Girozentrale, New York Branch     14,239,482.20

Total                                                    U.S.$400,000,000

                                  SIGNATORIES

Original Borrowers and Original Guarantors

POWERGEN US HOLDINGS LIMITED

By:  PATRICK BOURKE

POWERGEN PLC

By:  PATRICK BOURKE


Existing Banks

DEUTSCHE BANK AG LONDON

By:  MICHAEL G W STARMER-SMITH


DRESDNER BANK AG LONDON BRANCH

By:  EDMOND M ROBINSON         CHARLES D A MORGAN


HSBC BANK plc

By:  M J HOLCOMBE



MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By:  F ELDER



UBS AG

By:  THIBAUT PARAYRE         VALERIO FORTE


New Banks

ABN AMRO BANK, N.V.

By:  JUSTIN CLIFFE

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:    G D KNOX


BANK OF AMERICA, N.A.

By:    JONATHAN WADE


BANK OF MONTREAL

By:    JENNIFER RICHARDS


BARCLAYS BANK PLC

By:    JONATHAN H DE LA PASTURE


BAYERISCHE LANDESBANK GIROZENTRALE, LONDON BRANCH

By:    MATTHEW WILLIAMS


CITIBANK, N.A.

By:    VALERIE WILMOT


COMMERZBANK AKTIENGESELLSCHAFT, LONDON BRANCH

By:    R S SULLIVAN      J R BOURNE


COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
(trading as Rabobank International, London Branch)

By:    PATRICK COSTELLO

CREDIT LYONNAIS

By:  LOUISE ELLIS


DEN DANSKE BANK AKTIESELSKAB

By:  KIERAN P RYAN


FLEET NATIONAL BANK

By:  DAMARIS G ALBARRAN


GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:  OLIVER DUFF


ING BANK N.V., LONDON BRANCH

By:  DAVID J S SHEPHERDSON          A M PRECIOUS


KBC BANK N.V.

By:  TOM DISSEN


NATIONAL WESTMINSTER BANK Plc

By:  PETER J STRINGER


PARIBAS

By:  ANDREW STEWART HASTINGS


THE BANK OF NEW YORK

By:  KAYLENE FENTON

THE BANK OF TOKYO-MITSUBISHI, LTD

By:  DAVID J DALLISON



THE CHASE MANHATTAN BANK

By:  CARL TISHLER



THE ROYAL BANK OF SCOTLAND PLC

By:  BRIAN McINNES



THE SUMITOMO BANK, LIMITED, LONDON BRANCH

By:  HIDEO YAMASHITA



THE TORONTO-DOMINION BANK

By:  GRAEME FRANCIS



WESTDEUTSCHE LANDESBANK GIROZENTRALE

By:  G P A TAYLOR        P ADAMS




Swingline Banks

DEUTSCHE BANK AG NEW YORK

By:  MICHAEL G W STARMER-SMITH



ABN AMRO BANK, N.V.

By:  JUSTIN CLIFFE

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By: G D KNOX


BANK OF AMERICA, N.A.

By: JONATHAN WADE


BANK OF MONTREAL

By: JENNIFER RICHARDS


BARCLAYS BANK PLC

By: JONATHAN H DE LA PASTURE


BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

By: MATTHEW WILLIAMS


CITIBANK, N.A.

By: VALERIE WILMOT


COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH

By: R S SULLIVAN      J R BOURNE


COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
(trading as Rabobank International, London Branch)

By: PATRICK COSTELLO


CREDIT LYONNAIS

By:  LOUISE ELLIS



DEN DANSKE BANK AKTIESELSKAB

By:  KIERAN P RYAN



FLEET NATIONAL BANK

By:  DAMARIS G ALBARRAN



GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:  OLIVER DUFF



KBC BANK N.V.

By:  TOM DISSEN



NATIONAL WESTMINSTER BANK Plc

By:  PETER J STRINGER



PARIBAS

By:  ANDREW STEWART HASTINGS



THE BANK OF NEW YORK

By:  KAYLENE FENTON



THE BANK OF TOKYO-MITSUBISHI, LTD

By:  DAVID J DALLISON

THE CHASE MANHATTAN BANK

By:  CARL TISHLER
THE ROYAL BANK OF SCOTLAND PLC

By:  BRIAN McINNES



THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

By:  HIDEO YAMASHITA



TORONTO DOMINION (TEXAS) INC.

By:  GRAEME FRANCIS



WESTDEUTSCHE LANDESBANK GIROZENTRALE

By:   G P A TAYLOR          P ADAMS



Agent and Swingline Agent

HSBC INVESTMENT BANK plc

By:  DAVID STENT

                                                                  CONFORMED COPY




                       NOVATION AND AMENDMENT CERTIFICATE











                   PowerGen US Holdings Limited/PowerGen plc
                              U.S.$4,000,000,000
                      Term and Revolving Credit Facility
                           dated 27th February, 2000
















                                 ALLEN & OVERY
                                    london

--------------------------------------------------------------------------------

                      NOVATION AND AMENDMENT CERTIFICATE



THIS CERTIFICATE is dated 23rd June, 2000

To:     HSBC Investment Bank plc as Agent and HSBC Bank USA as Swingline Agent

From:

(1) POWERGEN US HOLDINGS LIMITED (Registered number 3757718) and POWERGEN plc (Registered Number 3586615) (the "Original Borrowers" and "Original Guarantors"); and

(2)  The banks and financial institutions listed in the Schedule


                  PowerGen US Holdings Limited/PowerGen plc
 US$4,000,000,000 Term and Revolving Credit Facility dated 27th February, 2000 as amended and novated by a novation and amendment certificate dated 14 April, 2000 (the "Facility Agreement")

We refer to Clause 25.3 (Procedure for novations) of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Novation Certificate.

A.     NOVATION

1. We, the financial institutions listed as Existing Banks in Part I of the Schedule (the "Existing Banks") and each financial institution listed as New Banks in Part I of the Schedule (each a "New Bank") agree to the Existing Banks and each New Bank novating certain of the Existing Banks' rights and obligations under the Facility Agreement in accordance with Clause 25.3 (Procedure for novations) so that (for the purposes of Clause 25.3(c)) with effect on and from the date specified in paragraph 3 below, the Tranche A Commitment, Tranche B Commitment and Tranche C Commitment of each Existing Bank and each New Bank will be as set out in Part I of the Schedule.

2. The Swingline Commitment of each Existing Bank will remain unchanged and for the avoidance of doubt is as set out in Part II of the Schedule.

3. The specified date for the purposes of Clause 25.3(c) (Procedure for novations) is 23rd June, 2000.

4. The Facility Office and address for notices of each New Bank for the purposes of Clause 31.2 (Addresses for notices) are as separately notified by each New Bank to the Agent prior to the date of this Novation Certificate.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


B.      AMENDMENTS TO THE FACILITY AGREEMENT

        In accordance with Clause 24.1 (Procedure) of the Facility Agreement, the Agent, the Original Borrowers the Existing Banks and each New Bank agree to amend the Facility Agreement as follows:

        (a) In the definition of "Rate Fixing Day" the words "an Optional Currency" shall be deleted and replaced with the words "any other currency".

        (b) All references to "HSBC Investment Bank plc" in its capacity as Swingline Agent shall be deleted and replaced with references to "HSBC Bank USA".

        (c) In Clause 31.2(c) of the Facility Agreement the address and facsimile numbers of HSBC Investment Bank plc as Swingline Agent shall be deleted and replaced with the following details for HSBC Bank USA:

               HSBC Bank USA
               One HSBC Centre
               Buffalo
               NY 14203

               Contact:   Lynn M Griffin
               Telephone: 001 716 841 1362
               cc:        the Agent.

C.     MISCELLANEOUS

1. This Novation Certificate may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Novation Certificate.

2. The amendment to the Facility Agreement referred to in paragraph (B) above is made on the date of this Certificate.

3.     This Novation Certificate is governed by English law.











--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                                      THE SCHEDULE
                                                        Part I

             Banks                                                                   Commitments

                                                                    Tranche A           Tranche B            Tranche C
                                                                   Commitments         Commitments          Commitments

                                                                      U.S.$               U.S.$                U.S.$
Existing Banks

Deutsche Bank AG London                                            44,175,000          29,450,OOO           44,175,ooo

Dresdner Bank AG London Branch                                     44,175,000          29,450,OOO           44,175,ooo

HSBC Bank plc                                                      44,175,000          29,450,OOO           44,175,000

Morgan Guaranty Trust Company of New York                          44,175,000          29,450,OOO           44,175,000

UBS AG                                                             44,175,000          29,450,000           44,175,000

ABN AMRO Bank, N.V.                                                42,750,000          28,500,000           42,750,000

Australia and New Zealand Banking Group Limited                    42,750,000          28,500,OOO           42,750,OOO

Bank of America, N.A.                                              42,750,OOO          28,500,OOO           42,750,OOO

Bank of Montreal                                                   42,750,OOO          28,500,OOO           42,750,OOO

Barclays Bank PLC                                                  42,750,OOO          28,500,OOO           42,750,OOO

Bayerische Landesbank Girozentrale London Branch                   42,750,OOO          28,500,OOO           42,750,OOO

Citibank, N.A.                                                     42,750,OOO          28,500,OOO           42,750,OOO

Commerzbank Aktiengesellschaft, London Branch                      42,750,OOO          28,500,OOO           42,750,OOO

Cooperative Centrale Raiffeisen-Boerenleenban B.A.
(trading as Rabobank International, London Branch)                 42,750,OOO          28,500,OOO           42,750,OOO

Credit Lyonnais                                                    42,750,OOO          28,500,OOO           42,750,OOO

Den Danske Bank Aktieselskab                                       42,750,OOO          28,500,OOO           42,750,OOO

Fleet National Bank                                                42,750,OOO          28,500,OOO           42,750,OOO

Goldman Sachs Credit Partner, L.P.                                 42,750,OOO          28,500,OOO           42,750,OOO

ING Bank N.V., London Branch                                       42,750,OOO          28,500,OOO           42,750,OOO

KBC Bank N.V., London Branch                                       42,750,OOO          28,500,OOO           42,750,OOO

National Westminster Bank Plc                                      42,750,OOO          28.500,OOO           42,750,OOO

BNP Paribas                                                        42,750,OOO          28,500,OOO           42,750,OOO

The Bank of New York                                               42,750,OOO          28.500,OOO           42,750,OOO

The Bank of Tokyo-Mitsubishi, Ltd                                  42,750,OOO          28,500,OOO           42,750,OOO

The Chase Manhattan Bank                                           42.750.000          28,500,OOO           42,750,OOO

The Royal Bank of Scotland plc                                     42.750,OOO          28,500,OOO           42,750,OOO

The Sumitomo Bank, Limited, London Branch                          42.750,OOO          28,500,OOO           42,750,OOO

The Toronto-Dominion Bank                                          42,750,OOO          28,500,OOO           42,750,OOO

Westdeutsche Landesbank Girozentrale, London Branch                42,750,OOO          28,500,OOO           42,750,OOO

New Banks

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Caja Madrid                                                          22,500,000               15,000,000               22,500,OOO

Halifax plc                                                          22,500,000               15,000,000               22.500,OOO

Norddeutsche Landesbank Girozentrale, London Branch                  22,500,000               15,000,000               22,500,OOO

Royal Bank of Canada                                                 22,500,000               15,000,000               22,500,OOO

The Fuji Bank, Limited                                               22,500,OOO               15,000,000               22,500,OOO

The Industrial Bank of Japan Limited                                 22,500,OOO               15,000,000               22,500,OOO

Wachovia Bank, N.A.                                                  22,500,OOO               15,000,000               22,500,OOO

Banca Popolare di Novara S.C.aR.L., London Branch                    16,875,OOO               11,250,OOO               16,875,OOO

Banca Commerciale Italiana S.p.A., London Branch                     11,250,000                7,500,000               11,250,OOO


Banca Nazionale del Lavoro                                           11,250,OOO                7,500,000               11,250,OOO

Bank One, NA                                                         11,250,000                7,500,OOO               11,250,OOO

Landesbank Baden-Wurttemberg                                         11,250.OOO                7,500,000               11,250,OOO

Landesbank Rheinland-Pfalz-Girozentrale                              11,250,OOO                7,500,000               11,250,000

National Bank of Abu Dhabi                                           11,250,OOO                7,500,000               11,250,000

The Sanwa Bank, Limited                                              11,250,OOO                7,500,000               11,250,OOO

Total                                                        U.S.$1,500,000,000       U.S.$1,000,000,000       U.S.$1,500,000,000

--------------------------------------------------------------------------------

                                 THE SCHEDULE

                                    Part II

                 Banks                                           Commitments

                                                            Swingline Commitment

                                                                     U.S.$
Existing Banks

Dresdner Bank AG London Branch                                   14,498,381.88

HSBC Bank plc                                                    14,498,381.88

Morgan Guaranty Trust Company New of York                        14,498,381.88

UBS AG                                                           14,498,381.88

Deutsche Bank AG New York                                        14,498,381.88

ABN AMRO Bank, N.V.                                              14,239,482.20

Australia and New Zealand Banking Group Limited                  14,239,482.20

Bank of America, N.A.                                            14,239,482.20

Bank of Montreal                                                 14,239,482.20

Barclays Bank PLC                                                14,239,482.20

Bayerische Landesbank Girozentrale, New York Branch              14,239,482.20

Citibank, N.A.                                                   14,239,482.20

Commerzbank Aktiengesellschaft, New York Branch                  14,239,482.20

Cooperative Centrale Raiffeisen-Boerenleenbank B.A.              14,239,482.20
(trading as Rabobank InternatiLondon Branch)

Credit Lyonnais                                                  14,239,482.20

Den Danske Bank Aktieselskab                                     14,239,482.20

Fleet National Bank                                              14,239,482.20

Goldman Sachs Credit Partners, L.P.                              14,239,482.20

KBC Bank N.V., New York Branch                                   14,239,482.20

National Westminster Bank Plc                                    14,239,482.20

BNP Paribas                                                      14,239,482.20

The Bank of New York                                             14,239,482.20

The Bank of Tokyo-Mitsubishi, Ltd                                14,239.482.20

The Chase Manhattan Bank                                         14,239,482.20

The Royal Bank of Scotland plc                                   14,239,482.20

The Sumitomo Bank, Limited, New York Branch                      14,239,482.20

Toronto Dominion (Texas) Inc.                                    14,239,482.20

Westdeutsche Landesbank Girozentrale, New York Branch            14,239,482.20


Total                                                         U.S.$400,000,000

                                  SIGNATORIES


Original Borrowers and Original Guarantors

POWERGEN US HOLDINGS LIMITED

By:  PATRICK BOURKE

POWERGEN PLC

By:  PATRICK BOURKE

Existing Banks

DEUTSCHE BANK AG LONDON
(as Bank)
By:  MICHAEL STARMER-SMITH


DEUTSCHE BANK AG NEW YORK
(as Swingline Bank)
By:  MICHAEL STARMER-SMITH


DRESDNER BANK AG LONDON BRANCH
(as Bank and Swingline Bank)
By:  EDMOND M ROBINSON             RICHARD SIMMONS


HSBC BANK plc
(as Bank and Swingline Bank)
By:  MARK STAPLEY


MORGAN GUARANTY TRUST COMPANY OF NEW YORK
(as Bank and Swingline Bank)
By:  F ELDER

UBS AG
(as Bank and Swingline Bank)
By:  RACHEL BEW                    WILLIAM GALLAGHER


ABN AMRO BANK, N.V.
(as Bank and Swingline Bank)
By:  STUART JAMES


AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
(as Bank and Swingline Bank)
By:  RUSSELL AMOR


BANK OF AMERICA, N.A.
(as Bank and Swingline Bank)
By:  GRAEME MARKS


BANK OF MONTREAL
(as Bank and Swingline Bank)
By:  CAIN FERGUSON


BARCLAYS BANK PLC
(by power of attorney)
(as Bank and Swingline Bank)
By: DAVID STENT


BAYERISCHE LANDESBANK GIROZENTRALE, LONDON BRANCH
(as Bank)
By:  BRUCE CONNELL


BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH
(as Swingline Bank)
By:  BRUCE CONNELL


CITIBANK, N.A.
(as Bank and Swingline Bank)

By:  VALERIE M WILMOT

COMMERZBANK AKTIENGESELLSCHAFT, LONDON BRANCH
(as Bank)
By:  R S SULLIVAN                  J R BOURNE


COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH
(as Swingline Bank)
By:  R S SULLIVAN                  J R BOURNE


COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
(trading as Rabobank International, London Branch)
(as Bank and Swingline Bank)
By:  ANDREW H C HARTLEY


CREDIT LYONNAIS
(as Bank and Swingline Bank)
By:  LOUISE ELLIS


DEN DANSKE BANK AKTIESELSKAB
(as Bank and Swingline Bank)
By:  DAVID STENT


FLEET NATIONAL BANK
(as Bank and Swingline Bank)
By:  DAMARIS G ALBARRAN


GOLDMAN SACHS CREDIT PARTNERS, L.P.
(as Bank and Swingline Bank)
By:  ROBERT FANELLI


ING BANK N.V., LONDON BRANCH
(as Bank)
By:  A M PRECIOUS


KBC BANK N.V., LONDON BRANCH
(as Bank)
By:  TOM DISSEN

KBC BANK N.V., NEW YORK BRANCH
(as Bank and Swingline Bank)
By: TOM DISSEN


NATIONAL WESTMINSTER BANK Plc
(as Bank and Swingline Bank)
By: GRANT MATTHEWS


BNP PARIBAS
(as Bank and Swingline Bank)
By: EDWARD CHARLESWORTH


THE BANK OF NEW YORK
(as Bank and Swingline Bank)
By: DAVID STENT


THE BANK OF TOKYO-MITSUBISHI, LTD
(as Bank and Swingline Bank)
By: DAVID J DALLISON


THE CHASE MANHATTAN BANK
(as Bank and Swingline Bank)
By: SEAN EDWARDS


THE ROYAL BANK OF SCOTLAND PLC
(as Bank and Swingline Bank)
By: LEE MORSE


THE SUMITOMO BANK, LIMITED, LONDON BRANCH
(as Bank)
By: JEREMY P G SLATER


THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH
(as Swingline Bank)

By: JEREMY P G SLATER


THE TORONTO-DOMINION BANK
(as Bank)
By: DAVID STENT


TORONTO DOMINION (TEXAS) INC.
(as Swingline Bank)
By: DAVID STENT


WESTDEUTSCHE LANDESBANK GIROZENTRALE, LONDON BRANCH
(as Bank)
By: DAVID STENT


WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH
(as Swingline Bank)
By: DAVID STENT


New Banks


CAJA MADRID
(as Bank)
By: DAVID STENT


HALIFAX plc
(as Bank)
By: K J H BURNS


NORDDEUTSCHE LANDESBANK GIROZENTRALE, LONDON BRANCH
(as Bank)
By: A ROBINSON


ROYAL BANK OF CANADA
(as Bank)

By: N M JORDAN


THE FUJI BANK, LIMITED
(as Bank)
By: SOICHI YOSHIDA


THE INDUSTRIAL BANK OF JAPAN, LIMITED
(as Bank)
By: IKUKO KOBAYASHI


WACHOVIA BANK, N.A.
(as Bank)
By: ALISON O'DONOGHUE


BANCA POPOLARE DI NOVARA S.C.aR.L., London Branch
(as Bank)
By: NICOLE SPRAGG  PETER J SOULSBY


BANCA COMMERCIALE ITALIANA S.p.A., London Branch
(as Bank)
By: CHRISTOPHER PIPER


BANCA NAZIONALE DEL LAVORO
(as Bank)
By: DAVID STENT


BANK ONE, NA
(as Bank)
By:     DAVID STENT


LANDESBANK BADEN-WURTTEMBERG
(as Bank)
By: DAVID STENT


LANDESBANK RHEINLAND-PFALZ-GIROZENTRALE
(as Bank)
By: DAVID STENT


NATIONAL BANK OF ABU DHABI
(as Bank)
By: SARAH CARTER   DOMINIC LOVEDAY

THE SANWA BANK, LIMITED
(as Bank)
By: DUNCAN PASSMORE

Agent

HSBC INVESTMENT BANK plc

By: DAVID STENT


Swingline Agent

HSBC BANK USA

By: DAVID STENT